                                                                  Exhibit 10.106

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


  THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Second Amendment") made as of the 31st day of October, 1997, by SIGNET BANK, successor by merger to SIGNET BANK/MARYLAND (the "Bank"), and YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation ("YSI"), and certain of its wholly owned subsidiaries, namely: YOUTH SERVICES INTERNATIONAL OF IOWA, INC., a Maryland corporation d/b/a Clarinda Academy; YOUTH SERVICES INTERNATIONAL OF TENNESSEE, INC., a Maryland corporation d/b/a Reflections Treatment Agency; YOUTH SERVICES INTERNATIONAL OF MARYLAND, INC., a Maryland corporation d/b/a Victor Cullen Academy; YOUTH SERVICES INTERNATIONAL OF BALTIMORE, INC., a Maryland corporation d/b/a Charles H. Hickey, Jr. School; YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation d/b/a Forest Ridge; YSI OF CENTRAL IOWA, INC., an Iowa corporation d/b/a Woodward Academy; YSI OF UTAH, INC., a Utah corporation; YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation d/b/a Chamberlain Academy, Springfield Academy and Missouri River Academy; YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation d/b/a Tarkio Academy; and SOUTHWESTERN CHILDREN'S HEALTH SERVICES, INC., an Arizona corporation d/b/a Parc Place, Inc., Promise House, Inc. and Touchstone Community, Inc. (collectively, the "Original Borrowers").


                                    Recitals
                                    --------

  A. The Original Borrowers and the Bank executed a Loan and Security Agreement dated as of June 20, 1995 (the "Loan Agreement"), which generally provided for the extension of a line of credit facility to the Original Borrowers.

  B. On July 25, 1995, YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., a New Mexico corporation d/b/a Desert Hills Center for Youth and Families of New Mexico, entered into an Assumption Agreement evidencing its entry into the Loan Agreement and its agreement to the terms and obligations thereunder.

  C. YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC., a California corporation and an Original Borrower, has now ceased business operations, dissolved under California law, and is no longer a party to the Loan Agreement, the Line Credit Note, or any of the Loan Documents, except to the extent any obligation previously undertaken expressly survives termination of the borrowing relationship.

  D. On or about December 12, 1996, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation d/b/a Desert Hills Center for Youth and Families of Texas, YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., a Florida corporation d/b/a Tampa Bay Academy, YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., a Virginia corporation d/b/a Camp Washington, DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., an Arizona corporation, INTROSPECT HEALTHCARE, CORPORATION, an Arizona corporation d/b/a Desert Hills Center for Youth and Families, and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC., an Arizona corporation wholly-owned by INTROSPECT HEALTHCARE, CORPORATION, each executed an Assumption Agreement evidencing their agreement to be bound by the terms and conditions of the Loan Agreement.

  E. (The Original Borrowers (excluding YOUTH SERVICES INTERNATIONAL OF MAMMOTH, INC.), YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., YOUTH SERVICES INTERNATIONAL OF VIRGINIA, INC., DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., INTROSPECT HEALTHCARE, CORPORATION and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC. are hereafter each referred to as a "Borrower," and collectively as the "Borrowers".)

  F. The Borrowers and the Bank entered into a First Amendment to Loan and Security Agreement on December 12, 1996 (the "First Amendment").

  G. The Borrowers have requested the Bank to amend the Loan Agreement and the Bank has agreed to do so upon the terms and conditions expressly set forth below.

  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  Section 1.  Defined Terms.  All terms defined in the Loan Agreement shall have
              -------------
the same meaning when used in this Second Amendment. As used hereafter, the term "Loan Agreement" shall mean the Loan and Security Agreement dated June 20, 1995 as amended by the First Amendment and this Second Amendment. The Recitals are incorporated in and a part of this Second Amendment.

  Section 2.  General Description of Amendments.  At the request of the
              ---------------------------------
Borrowers, the Bank agrees to extend the maturity of the Line of Credit Note, and the parties agree to amend certain other terms of the Loan Agreement all as set forth below. The foregoing modifications and amendments shall be effected by the execution of this Second Amendment and certain other instruments or documents referred to below, and the Loan Agreement and all other Loan Documents are hereby amended to incorporate the terms expressly provided herein.

  Section 3.  Amendments.  Subject to satisfaction of the conditions of this
              ----------
Second Amendment, the Loan Agreement is amended in the following respects, and shall be construed and interpreted to give effect to the modifications and amendments expressly set forth herein.

          (a) Section 6.20 is deleted in its entirety and the following substituted in its stead:

          Section 6.20.  Minimum Quarterly Tangible Capital.  The Borrowers
                         ----------------------------------
     shall attain, on a consolidated basis, and maintain a minimum quarterly tangible capital as of the close of each fiscal quarter of $45,000,000.

          (b) The Maturity Date of the Line of Credit Note shall be extended until November 30, 1998, and such Maturity Date shall be reflected in the First Allonge referred to in Section 7 below.

          (c) The Bank hereby acknowledges its waiver of breaches of the positive net profit covenant provided in Sections 6.22 of the Loan Agreement for the quarterly periods ending March 31, 1997, June 30, 1997 and September 30, 1997.

          (d) The Bank (i) consents to the release and discharge of YSI OF UTAH, INC., SOUTHWESTERN CHILDREN'S HEALTH SERVICES, INC., YOUTH SERVICES INTERNATIONAL OF NEW MEXICO, INC., YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., YOUTH SERVICES INTERNATIONAL OF FLORIDA, INC., DEVELOPMENTAL BEHAVIORAL CONSULTANTS, INC., INTROSPECT HEALTHCARE, CORPORATION, and DESERT HILLS CENTER FOR YOUTH AND FAMILIES, INC. (collectively, the "Released Subsidiaries") as "Borrowers" under the Loan Agreement and does hereby release and discharge each of the Released Subsidiaries of and from their respective obligations under the Loan Agreement, the Line of Credit Note, the Assumption Agreement and all other Loan Documents, such release to be evidenced by the execution and delivery of termination statements terminating the security interest of the Bank as to any properties of the Released Subsidiaries in which the Bank presently holds a perfected security interest; and (ii) hereby does release and discharge any and all liens and security interests of the Bank in or on any of the shares of capital stock of any of the Released Subsidiaries or Promise House, Inc. Hereafter, the term "Borrowers" shall mean all of the Borrowers named in Recital D excluding the Released Subsidiaries. The Bank further acknowledges and agrees that Promise House, Inc. is not now and never has been a party to the Loan Agreement or the Line of Credit Note.

          (e) The Bank hereby consents to the sale and transfer by YSI and its subsidiary corporation of all of the issued and outstanding capital stock of the Released Subsidiaries and of Promise House, Inc. to Youth and Family Centered Services, Inc., and hereby waives any and all Events of Default which may arise under the terms of the Loan Agreement, as amended hereby, by reason of such sale and transfer, including, without limitation, any and all Events of Default which may arise by reason of any breach by the Borrowers, or the failure of the Borrowers to comply with, any of the covenants contained in Articles VI and VII of the Loan Agreement, including, without limitation, those contained in Sections 6.3, 6.6, 7.1 and 7.2 thereof.

     Section 4.  Representations and Warranties of Borrowers.  Borrowers hereby
                 -------------------------------------------
represent and warrant to Bank that (i) execution of this Second Amendment has been duly authorized by all requisite action of Borrowers; (ii) no consents are necessary from any third parties for Borrowers' execution, delivery or performance of this Second Amendment, (iii) this Second Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms, except to the extent that the enforceability thereof against Borrowers may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as otherwise disclosed to the Bank in writing, all of the representations and warranties contained in Article V of the Loan Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Second Amendment, except that with respect to the representations and warranties made regarding Financial Statements, such representations and warranties are hereby made with respect to the most recent Financial Statements delivered by Borrowers to Bank, (v) there exists no Default which is continuing and no Event of Default has occurred, and
(vi) no Default or Event of Default will occur immediately or with the passage of time or giving of notice as a consequence of this Second Amendment becoming effective.

     Section 5.  Chief Executive Offices.  The location of each Borrower's
                 -----------------------
original entry books and records and the place where its records relating to Accounts are maintained is identified in Amended Schedule B to the Loan Agreement.

     Section 6.  Reaffirmation.  Borrowers hereby acknowledge and confirm that
                 -------------
(i) except as expressly amended hereby, the Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrowers have no defenses to their respective obligations under the Loan Agreement and the other Loan Documents,
(iv) except to the extent released herein, the Liens of Bank under the Loan Documents, continue in full force and effect and have the same priority as before this Second Amendment, and (v) Borrowers have no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

     Section 7.  Allonge to Amended and Restated Master Revolving Promissory
                 -----------------------------------------------------------
Note. The terms of the Line of Credit Note shall be amended by the affixation of
----
a First Allonge to the Amended and Restated Master Revolving Promissory Note executed and delivered by the Borrowers on December 12, 1996.

     Section 8.  Effect of Amendment.  Except as hereby amended, the terms and
                 -------------------
conditions of the Loan Agreement and all other Loan Documents are hereby approved, ratified and confirmed and shall remain in force and effect until all principal, accrued interest and all other charges and costs due under the Loan Agreement and any and all notes have been paid, in full. The execution and delivery of this Second Amendment shall not constitute a novation, shall not extinguish, terminate, affect of impair the obligations of the Borrowers, and shall not waive, extinguish, terminate, affect or impair any security, right or remedy of the Bank against the Borrowers, the Borrowers' property or any other person obligated under the Loan Documents. The execution an delivery of this Second Amendment shall not constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the liens or security interests of Lender in the Collateral.

     Section 9.  Effective Date.  Regardless of the date of execution and
                 --------------
delivery of this Second Amendment or any other instrument referenced herein, it is intended that the terms of this Second Amendment and the modification and amendments provided for herein shall be effective as of October 31, 1997, regardless of the date of actual execution.

     IN WITNESS WHEREOF, the parties hereto execute this Second Amendment the date and year first above written.

WITNESS/ATTEST:                 SIGNET BANK


/s/ Corine C. Clash             By:  /s/ Warren F. Boutilier  (SEAL)
------------------------           ---------------------------
                                   Warren F. Boutilier
                                   Vice President


                                YOUTH SERVICES INTERNATIONAL, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                IOWA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel

                                YOUTH SERVICES INTERNATIONAL OF
                                TENNESSEE, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                    Mark S. Demilio
                                    Senior Vice President -
                                    Corporate Development and
                                    General Counsel

                            [SIGNATURES CONTINUED]

                                YOUTH SERVICES INTERNATIONAL OF
                                MARYLAND, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                BALTIMORE, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                NORTHERN IOWA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YSI OF CENTRAL IOWA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel

                                YSI OF UTAH, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                SOUTH DAKOTA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                MISSOURI, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                VIRGINIA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel

                                SOUTHWESTERN CHILDREN'S HEALTH
                                SERVICES, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                NEW MEXICO, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                TEXAS, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                YOUTH SERVICES INTERNATIONAL OF
                                FLORIDA, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel

                                DEVELOPMENTAL BEHAVIORAL
                                CONSULTANTS, INC.


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                INTROSPECT HEALTHCARE, CORPORATION


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio      (SEAL)
------------------------           ---------------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                                DESERT HILLS CENTER FOR YOUTH AND
                                FAMILIES, INC. (a wholly-owned subsidiary of INTROSPECT HEALTHCARE,
                                CORPORATION)


/s/ Carmen G. Schwartz          By:  /s/ Mark S. Demilio  (SEAL)
------------------------           -----------------------
                                   Mark S. Demilio
                                   Senior Vice President -
                                   Corporate Development and
                                   General Counsel


                               [SIGNATURES END]